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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                               March 14, 1996

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                         WILLAMETTE INDUSTRIES, INC.

           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   Oregon
               (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                   0-3730
                            (COMMISSION FILE NO.)

                                 93-0312940
                      (IRS EMPLOYER IDENTIFICATION NO.)

            1300 S.W. Fifth Avenue, Suite 3800
            Portland, Oregon                            97201
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

             Registrant's telephone number, including area code:
                               (503) 227-5581


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ITEM 5.  OTHER EVENTS.

          On March 12, 1996, the registrant entered into an agreement with Hanson Natural Resources Company, a Delaware general partnership, Cavenham Energy Resources Inc., a Delaware corporation, and Cavenham Forest Industries Inc. providing for the purchase by the registrant of the timber operations of Cavenham Forest Industries for $1.588 billion. A copy of the text of a press release issued by the registrant on March 12, 1996, announcing the agreement is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

          (a)  Financial Statements.

                    None.

          (b)  Pro Forma Financial Information.

                    None.

          (c)  Exhibits.

               Exhibit No.               Description
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                   99              Press release issued by the
                                   registrant on March 12, 1996,
                                   regarding its agreement to
                                   purchase the timber operations
                                   of Cavenham Forest Industries
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Willamette Industries, Inc.
                                (Registrant)

                                By /s/ Duane C. McDougall
                                   Duane C. McDougall
                                   Vice President - Building
                                   Materials Group


Dated:  March 14, 1996
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